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                                                                    EXHIBIT 21.1

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ENTITY NAME                                                                                      STATE OF INC.
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
AssuranceAmerica Corporation (the Company)                                                       Nevada
fka BrainWorks Ventures, Inc.
fka Auric Metals Corporation

TrustWay Insurance Agencies, LLC                                                                 Delaware
fka AssetAmerica Insurance Agencies, LLC
fka AssetAmerica Insurance, LLC
fka AcceptanceAmerica Insurance, LLC

AssuranceAmerica Managing General Agency, LLC                                                    Delaware
fka Ameraset Assurance Group, LLC

AssuranceAmerica Managing General Agency of Alabama Corporation                                  Alabama

AssuranceAmerica Insurance Company                                                               South Carolina

AssuranceAmerica Claims Services, LLC                                                            Delaware
fka Ameraset Claims Services, LLC
fka Ameraclaim Services, LLC

AssuranceAmerica Corporation                                                                     Georgia
(Merged w/AA Holdings, LLC (DE) & AA Holdings
Acquisition Sub, Inc. (GA), fka AssetAmerica Holdings, LLC)

AssuranceAmerica Capital Trust I                                                                 Delaware

Apple Insurance Mall of Boynton Beach, Inc. (subsidiary of TrustWay Insurance Agencies, LLC)     Florida

Apple Insurance Mall of Bradenton, Inc. (subsidiary of TrustWay Insurance Agencies, LLC)         Florida

Apple Insurance Mall of Clearwater, Inc. (subsidiary of TrustWay Insurance Agencies, LLC)        Florida

Apple Insurance Mall of Countryside, Inc. (subsidiary of TrustWay Insurance Agencies, LLC)       Florida

Apple Insurance Mall of Englewood, Inc. (subsidiary of TrustWay Insurance Agencies, LLC)         Florida

Apple Insurance Mall of Lake Park, Inc. (subsidiary of TrustWay Insurance Agencies, LLC)         Florida

Apple Insurance Mall of Lake Worth, Inc. (subsidiary of TrustWay Insurance Agencies, LLC)        Florida

Apple Insurance Mall of Orlando, Inc. (subsidiary of TrustWay Insurance Agencies, LLC)           Florida

Apple Insurance Mall of Pinellas Park, Inc. (subsidiary of TrustWay Insurance Agencies, LLC)     Florida

Apple Insurance Mall of Port Charlotte, Inc. (subsidiary of TrustWay Insurance Agencies, LLC)    Florida

Apple Insurance Mall of Regency, Inc. (subsidiary of TrustWay Insurance Agencies, LLC)           Florida
Apple Insurance Mall of Rockledge, Inc. (subsidiary of TrustWay Insurance Agencies, LLC)         Florida
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
Apple Insurance Mall of Sarasota, Inc. (subsidiary of TrustWay Insurance Agencies, LLC)          Florida

Apple Insurance Mall of Southside, Inc. (subsidiary of TrustWay Insurance Agencies, LLC)         Florida

Apple Insurance Mall of St. Petersburg, Inc. (subsidiary of TrustWay Insurance Agencies, LLC)    Florida

Apple Insurance Mall of Tampa Bay, Inc. (subsidiary of TrustWay Insurance Agencies, LLC)         Florida

Apple Insurance Mall of Tyrone, Inc. (subsidiary of TrustWay Insurance Agencies, LLC)            Florida

Apple Insurance Mall of Venice, Inc. (subsidiary of TrustWay Insurance Agencies, LLC)            Florida

Apple Insurance Mall of West Palm, Inc. (subsidiary of TrustWay Insurance Agencies, LLC)         Florida

Apple Insurance Mall Tax Service, Inc. (subsidiary of TrustWay Insurance Agencies, LLC)          Florida

AAC Merger Corp II (subsidiary of TrustWay Insurance Agencies, LLC)                              Florida
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